UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): June 13, 2017

                             CEL-SCI CORPORATION
                             -------------------
            (Exact name of Registrant as specified in its charter)



         Colorado                    01-11889                  84-0916344
----------------------------    ---------------------    ---------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                        Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                       ----------------------------------
         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

     By letter dated June 13, 2017 the Securities and Exchange Commission notified the Company that it had concluded its investigation as to the Company, and that, based on the information the Commission has as of June 13, 2017, it does not intend to recommend an enforcement action by the Commission against the Company. The Commission provided this notice to the Company under the guidelines set out in the final paragraph of Securities Act Release No. 5310, which states in part that the notice "must in no way be construed as indicating that the party has been exonerated or that no action may ultimately result from the staff's investigation."



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2017

                                      CEL-SCI CORPORATION


                                      By: /s/ Patricia B. Prichep
                                          ---------------------------------
                                          Patricia B. Prichep
                                          Senior Vice President of Operations